UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2022 (January 18, 2022)

TRICCAR INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30746	84-4250492
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

220 Travis Street, Suite 501
Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(318) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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ITEM 5.02          DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 18, 2022, Channing Chen was appointed to serve as the Company’s Chief Financial Officer pursuant to which the Company and Mr. Chen entered into a three-year employment agreement (“Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Chen shall be paid an annual salary of $200,000 per year and will be issued options to acquire up to 1,000,000 shares of our common stock, such options vesting on a monthly basis over the thirty-six month term of the Employment Agreement. A copy of the Employment Agreement has been filed as Exhibit 10.32 attached hereto.

Mr. Chen is the chief financial officer of Triccar Inc.   Previously, he was the founder and Managing Partner of Breakaway Energy Partners, LLC a solar finance and capital markets advisory firm where he led the financing and sale of distributed solar and energy storage projects for clients from 2017 to 2021. From 2006 to 2017, Mr. Chen served as VP of Corporate Finance at Solar Power Partners (acquired by NRG Energy in 2011), VP and General Manager at SunEdison, and VP of Structured Finance at NRG Energy (NYSE: NRG) leading teams that raised over $1.5 Billion in institutional equity and non-recourse financing across residential, commercial, and utility scale solar projects. Mr. Chen holds a Bachelor of Arts in Environmental Chemistry from UC San Diego and an MBA from the University of Southern California. Mr. Chen is also an advisor and early-stage investor to several startup companies in the renewable energy space and serves on the board of the Sempervirens Fund.

ITEM 7.01          REGULATION FD DISCLOSURE

Triccar Inc. issued a press release on January 24, 2022, pursuant to which it disclosed the hiring of Mr. Chen as the Chief Financial Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The information furnished in this report shall not be deemed to constitute an admission that such information is required to be furnished pursuant to Regulation FD or that such information or exhibits contains material information that is not otherwise publicly available. In addition, the Registrant does not assume any obligation to update such information in the future.

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ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit 10.32	Employment Agreement entered into between the Company and Channing F. Chen dated January 18, 2022
	Exhibit 99.1	Press release dated January 24, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2022	TRICCAR Inc.

	By:	/s/ Todd Michaels
	Name:	Todd Michaels
	Title:	Chief Executive Officer and President